EXHIBIT 99.2

SYNOVUS	4 of 11
INCOME STATEMENT	Nine Months Ended
(In thousands, except per share data)	September 30,
	2005	2004	Change
Interest Income (Taxable Equivalent)	$1,081,766	851,961	27.0%
Interest Expense	368,141	210,061	75.3
Net Interest Income (Taxable Equivalent)	713,625	641,900	11.2
Tax Equivalent Adjustment	4,873	5,257	(7.3)
Net Interest Income	708,752	636,643	11.3
Provision for Loan Losses	61,745	54,464	13.4
Net Interest Income After Provision	647,007	582,179	11.1
Non-Interest Income:
Electronic Payment Processing Services	644,070	558,138	15.4
Merchant Services	170,009	19,758	nm
Other Transaction Processing Services Revenue	137,868	125,683	9.7
Service Charges on Deposits	84,050	91,129	(7.8)
Fiduciary and Asset Management Fees	33,342	31,676	5.3
Brokerage and Investment Banking Revenue	17,871	16,387	9.1
Mortgage Banking Income	21,604	19,527	10.6
Credit Card Fees	26,946	21,389	26.0
Securities Gains (Losses)	598	(89)	nm
Other Fee Income	23,537	21,573	9.1
Other Non-Interest Income	28,908	55,004	(47.4)

Non-Interest Income before Reimbursable Items	1,188,803	960,175	23.8
Reimbursable Items	227,975	172,499	32.2
Total Non-Interest Income	1,416,778	1,132,674	25.1
Non-Interest Expense:
Personnel Expense	612,120	556,210	10.1
Occupancy & Equipment Expense	274,245	244,650	12.1
Other Non-Interest Expense	315,922	216,921	45.6
Non-Interest Expense before Reimbursable Items	1,202,287	1,017,781	18.1
Reimbursable Items	227,975	172,499	32.2
Total Non-Interest Expense	1,430,262	1,190,280	20.2
Minority Interest in Consolidated Subsidiaries	27,810	20,581	35.1
Income Before Taxes	605,713	503,992	20.2
Income Tax Expense	226,527	185,681	22.0

Net Income	$379,186	318,311	19.1

Basic Earnings Per Share	$1.22	1.04	17.3
Diluted Earnings Per Share	1.20	1.03	17.1
Dividends Declared Per Share	0.55	0.52	5.3

Return on Assets	1.95%	1.86	9	bp
Return on Equity	18.35	17.52	83
Average Shares Outstanding - Basic	311,204	306,435	1.6%
Average Shares Outstanding - Diluted	314,648	309,348	1.7

bp – change is measured as difference in basis points.
nm – not meaninful

Synovus						5 of 11
INCOME STATEMENT
(In thousands, except per share data)	2005		2004			3rd Quarter
	Third	Second	First	Fourth	Third	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest Income (Taxable Equivalent)	$388,076	360,763	332,927	314,019	301,457	28.7%
Interest Expense	141,587	122,110	104,444	88,281	76,313	85.8
Net Interest Income (Taxable Equivalent)	246,489	238,653	228,483	225,738	225,144	9.5
Tax Equivalent Adjustment	1,664	1,588	1,621	1,703	1,710	(2.7)
Net Interest Income	244,825	237,065	226,862	224,035	223,434	9.6
Provision for Loan Losses	19,639	22,823	19,283	20,855	21,192	(7.3)
Net Interest Income After Provision	225,186	214,242	207,579	203,180	202,242	11.3
Non-Interest Income:
Electronic Payment Processing Services	223,123	215,784	205,163	197,129	197,822	12.8
Merchant Services	74,208	68,696	27,105	6,411	6,518	nm
Other Transaction Processing Services Revenue	44,030	45,324	48,514	45,224	43,006	2.4
Service Charges on Deposits	28,748	28,175	27,127	30,321	31,344	(8.3)
Fiduciary and Asset Management Fees	11,167	11,138	11,037	11,326	10,622	5.1
Brokerage and Investment Banking Revenue	5,801	5,807	6,263	5,361	5,012	15.7
Mortgage Banking Income	8,276	7,430	5,898	6,773	6,861	20.6
Credit Card Fees	9,563	9,291	8,092	8,775	8,014	19.3
Securities Gains (Losses)	-	327	271	164	(24)	nm
Other Fee Income	8,217	7,834	7,486	7,654	7,451	10.3
Other Non-Interest Income	12,599	7,325	8,984	12,162	11,357	10.9
Non-Interest Income before Reimbursable Items	425,732	407,131	355,940	331,300	327,983	29.8
Reimbursable Items	79,644	79,161	69,170	57,039	56,309	41.4
Total Non-Interest Income	505,376	486,292	425,110	388,339	384,292	31.5

Non-Interest Expense:
Personnel Expense	213,695	208,596	189,829	175,369	194,624	9.8
Occupancy & Equipment Expense	98,772	88,839	86,634	77,039	80,073	23.4
Other Non-Interest Expense	113,300	110,015	92,607	88,639	74,699	51.7

Non-Interest Expense before Reimbursable Items	425,767	407,450	369,070	341,047	349,396	21.9
Reimbursable Items	79,644	79,161	69,170	57,039	56,309	41.4

Total Non-Interest Expense	505,411	486,611	438,240	398,086	405,705	24.6

Minority Interest in Consolidated Subsidiaries	9,306	9,672	8,832	8,143	7,480	24.4
Income Before Taxes	215,845	204,251	185,617	185,289	173,349	24.5
Income Tax Expense	81,853	75,791	68,883	66,567	64,341	27.2

Net Income	$133,992	128,460	116,734	118,722	109,008	22.9

Basic Earnings Per Share	$0.43	0.41	0.38	0.38	0.35	22.0
Diluted Earnings Per Share	0.43	0.41	0.37	0.38	0.35	21.9
Dividends Declared Per Share	0.18	0.18	0.18	0.17	0.17	5.3

Return on Assets	2.01%	1.98%	1.86%	1.91%	1.82%	19	bp
Return on Equity	18.77	18.70	17.52	17.92	17.00	177
Average Shares Outstanding - Basic	311,842	311,154	310,622	309,740	309,448	0.8%
Average Shares Outstanding - Diluted	315,336	314,691	313,900	313,268	312,343	1.0

bp – change is measured as difference in basis points
nm – not meaningful

SYNOVUS			6 of 11
Financial Services Segment

INCOME STATEMENT	Nine Months Ended
(In thousands)	September 30,
	2005	2004	Change

Interest Income (Taxable Equivalent)	$1,081,783	851,954	27.0%
Interest Expense	370,538	210,556	76.0
Net Interest Income (Taxable Equivalent)	711,245	641,398	10.9
Tax Equivalent Adjustment	4,854	5,250	(7.5)
Net Interest Income	706,391	636,148	11.0
Provision for Loan Losses	61,745	54,464	13.4
Net Interest Income After Provision	644,646	581,684	10.8
Non-Interest Income:
Service Charges on Deposits	84,049	91,129	(7.8)
Fiduciary and Asset Management Fees	33,725	32,266	4.5
Brokerage and Investment Banking Revenue	17,871	16,387	9.1
Mortgage Banking Income	21,604	19,527	10.6
Credit Card Fees	26,945	21,399	25.9
Securities Gains (Losses)	598	(89)	nm
Other Fee Income	23,538	21,572	9.1
Other Non-Interest Income	34,105	44,329	(23.1)
Total Non-Interest Income	242,435	246,520	(1.7)
Non-Interest Expense:
Personnel Expense	274,552	281,913	(2.6)
Occupancy & Equipment Expense	65,972	60,851	8.4
Other Non-Interest Expense	136,218	124,329	9.6
Total Non-Interest Expense	476,742	467,093	2.1
Income Before Taxes	410,339	361,111	13.6
Income Tax Expense	148,341	130,047	14.1
Net Income	$261,998	231,064	13.4

Return on Assets	1.41%	1.41	-	bp
Return on Equity	17.33	17.18	15

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS						7 of 11
Financial Services Segment

INCOME STATEMENT
(In thousands)	2005		2004			3rd Quarter
	Third	Second	First	Fourth	Third	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest Income (Taxable Equivalent)	$388,067	360,789	332,927	314,009	301,458	28.7%
Interest Expense	142,582	122,768	105,188	88,933	76,502	86.4
Net Interest Income (Taxable Equivalent)	245,485	238,021	227,739	225,076	224,956	9.1
Tax Equivalent Adjustment	1,655	1,585	1,614	1,692	1,710	(3.2)
Net Interest Income	243,830	236,436	226,125	223,384	223,246	9.2
Provision for Loan Losses	19,639	22,823	19,283	20,855	21,192	(7.3)
Net Interest Income After Provision	224,191	213,613	206,842	202,529	202,054	11.0
Non-Interest Income:
Service Charges on Deposits	28,748	28,175	27,127	30,321	31,344	(8.3)
Fiduciary and Asset Management Fees	11,357	11,324	11,044	11,538	10,834	4.8
Brokerage and Investment Banking Revenue	5,801	5,807	6,263	5,361	5,012	15.7
Mortgage Banking Income	8,276	7,430	5,898	6,773	6,861	20.6
Credit Card Fees	9,563	9,291	8,092	8,775	8,014	19.3
Securities Gains (Losses)	-	327	271	164	(24)	nm
Other Fee Income	8,216	7,834	7,487	7,654	7,451	10.3
Other Non-Interest Income	15,259	10,457	8,389	10,335	7,207	nm

Total Non-Interest Income	87,220	80,645	74,571	80,921	76,699	13.7
Non-Interest Expense:
Personnel Expense	93,084	90,721	90,747	82,601	93,631	(0.6)
Occupancy & Equipment Expense	22,713	21,712	21,547	21,305	21,156	7.4
Other Non-Interest Expense	45,356	45,320	45,541	50,677	42,764	6.1
Total Non-Interest Expense	161,153	157,753	157,835	154,583	157,551	2.3
Income Before Taxes	150,258	136,505	123,578	128,867	121,202	24.0
Income Tax Expense	55,079	49,060	44,203	44,992	43,935	25.4
Net Income	$95,179	87,445	79,375	83,875	77,267	23.2

Return on Assets	1.49%	1.41%	1.33%	1.41%	1.35%	14	bp
Return on Equity	18.34	17.41	16.19	17.09	16.20	214

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS			8 of 11
BALANCE SHEET
(In thousands, except share data)
	September 30, 2005	December 31, 2004	September 30, 2004

ASSETS
Cash and due from banks	$879,838	683,035	757,380
Interest earning deposits with banks	2,510	4,153	4,140
Federal funds sold and securities purchased
under resale agreements	150,853	135,471	122,130
Trading account assets	26,069	-	-
Mortgage loans held for sale	169,659	120,186	126,099
Investment securities available for sale	2,821,018	2,695,593	2,621,120

Loans, net of unearned income	20,904,677	19,480,396	18,871,056
Allowance for loan losses	(283,557)	(265,745)	(257,647)
Loans, net	20,621,120	19,214,651	18,613,409
Premises and equipment, net	635,773	638,407	629,738
Contract acquisition costs and computer software, net	470,733	401,074	364,382
Goodwill, net	454,315	416,283	419,323
Other intangible assets, net	47,033	41,628	43,819
Costs in excess of billings and profits on uncompleted contracts	-	-	7,272
Other assets	796,169	699,697	680,681

Total assets	$27,075,090	25,050,178	24,389,493

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$3,573,766	3,337,908	3,202,214
Interest bearing	16,705,444	15,239,560	14,572,170
Total deposits	20,279,210	18,577,468	17,774,384
Federal funds purchased and securities sold
under repurchase agreements	880,605	1,208,080	1,671,239
Long-term debt	2,256,388	1,879,583	1,740,103
Other liabilities	594,365	576,474	468,141
Total liabilities	24,010,568	22,241,605	21,653,867

Minority interest in consolidated subsidiaries	189,616	167,284	158,912

Shareholders' equity:
Common stock, par value $1.00 a share (1)	317,945	315,636	315,200
Surplus	677,178	628,396	619,734
Treasury stock (2)	(113,944)	(113,944)	(113,944)
Unearned compensation	(2,593)	(106)	(146)
Accumulated other comprehensive income (loss)	(14,663)	8,903	18,513
Retained earnings	2,010,983	1,802,404	1,737,357
Total shareholders' equity	2,874,906	2,641,289	2,576,714
Total liabilities and shareholders' equity	$27,075,090	25,050,178	24,389,493

(1) Common shares outstanding: 312,283,129; 309,974,509; and 309,538,462 at September 30, 2005, December 31, 2004, and
September 30, 2004, respectively.
(2) Treasury shares: 5,661,538 at September 30, 2005, 5,661,538 at December 31, 2004, and 5,661,623 at September 30, 2004.

SYNOVUS					9 of 11
AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)
		2005		2004
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable Investment Securities	$2,611,048	2,556,964	2,553,423	2,408,960	2,382,319
Yield	3.75%	3.78	3.74	3.69	3.72
Tax-Exempt Investment Securities	$215,096	220,109	223,812	229,190	233,271
Yield	7.08%	6.87	6.93	6.99	6.92
Trading Account Assets	$19,143	-	-	-	-
Yield	3.84%	-	-	-	-
Commercial Loans	$17,342,794	17,090,893	16,618,766	16,044,726	15,401,140
Yield	6.83%	6.47	6.15	5.84	5.78
Consumer Loans	$840,746	833,071	846,743	948,273	958,540
Yield	7.83%	7.37	7.42	7.32	8.03
Mortgage Loans	$1,015,396	1,022,169	1,026,532	954,078	936,240
Yield	6.31%	6.47	6.09	6.04	5.89
Credit Card Loans	$253,985	249,491	246,523	244,839	233,610
Yield	10.07%	10.03	10.41	9.40	9.51
Home Equity Loans	$1,149,255	1,100,010	1,037,214	973,604	890,867
Yield	6.32%	5.92	5.56	5.08	4.61
Allowance for Loan Losses	$(281,505)	(278,734)	(270,853)	(262,711)	(252,370)
Loans, Net	$20,320,671	20,016,900	19,504,925	18,902,809	18,168,027
Yield	6.94%	6.61	6.31	6.01	5.97

Mortgage Loans Held for Sale	$137,116	108,929	87,538	103,594	112,502
Yield	6.54%	6.41	6.15	5.75	6.15
Federal Funds Sold and Time Deposits
with Banks	$135,735	133,399	119,853	106,996	166,717
Yield	3.54%	3.10	2.45	2.06	1.24
Total Interest Earning Assets	$23,438,809	23,036,301	22,489,551	21,751,549	21,062,836
Yield	6.57%	6.28	5.99	5.75	5.69

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$2,939,524	2,990,725	2,980,346	2,848,978	2,716,488
Rate	1.25%	1.12	0.96	0.72	0.60
Money Market Accounts	$5,421,961	4,968,113	4,754,130	4,765,591	4,778,276
Rate	2.75%	2.31	1.90	1.51	1.23
Savings Deposits	$561,550	568,279	556,629	547,026	555,969
Rate	0.38%	0.35	0.27	0.21	0.17
Time Deposits Under $100,000	$2,318,085	2,249,590	2,197,788	2,194,194	2,209,883
Rate	2.99%	2.71	2.47	2.29	2.18
Time Deposits Over $100,000 (less brokered
time deposits)	$2,700,297	2,534,846	2,392,957	2,329,295	2,284,772
Rate	3.35%	3.04	2.77	2.54	2.33
Total Interest Bearing Core Deposits	13,941,417	13,311,553	12,881,850	12,685,084	12,545,388
Rate	2.50%	2.16	1.87	1.60	1.41
Brokered Time Deposits	$2,611,091	2,689,079	2,487,264	2,066,938	1,851,198
Rate	3.52%	3.21	2.94	2.60	2.38

Total Interest Bearing Deposits	$16,552,508	16,000,632	15,369,114	14,752,022	14,396,586
Rate	2.66%	2.34	2.05	1.74	1.54
Federal Funds Purchased and Other
Short-Term Borrowings	$687,055	1,255,755	1,541,396	1,488,555	1,422,598
Rate	3.03%	2.75	2.34	1.83	1.40

Long-Term Debt	$2,302,328	1,981,235	1,877,158	1,821,889	1,747,788
Rate	4.34%	4.01	3.84	3.63	3.51
Total Interest Bearing Liabilities	$19,541,891	19,237,622	18,787,668	18,062,466	17,566,972
Rate	2.87%	2.54	2.25	1.94	1.72

Non-Interest Bearing Demand Deposits	$3,423,622	3,429,813	3,267,679	3,516,878	3,137,357
Shareholders' Equity	$2,832,059	2,755,510	2,701,585	2,635,188	2,550,346
Total Assets	$26,505,937	26,102,816	25,392,540	24,921,847	23,778,250
Net Interest Margin, before fees	4.04%	4.01	3.98	3.98	3.90
Net Interest Margin, after fees	4.18%	4.15	4.11	4.13	4.25

Synovus				10 of 11
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)
	September 30, 2005

		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Commercial Real Estate
Multi-Family	$527,826	2.5%	$275	0.3%
Hotels	779,736	3.7	1,371	1.6
Office Buildings	797,886	3.8	5,201	6.1
Shopping Centers	641,620	3.1	-	-
Commercial Development	821,660	3.9	85	0.1
Other Investment Property	328,120	1.6	81	0.1

Total Investment Properties	3,896,848	18.6	7,013	8.2

1-4 Family Construction	1,414,675	6.8	1,089	1.3
1-4 Family Perm / Mini-Perm	1,075,143	5.1	2,106	2.5
Residential Development	1,345,662	6.4	7,973	9.3

Total 1-4 Family Properties	3,835,480	18.3	11,168	13.1

Land Acquisition	978,813	4.7	1,053	1.2

Total Investment-Related Real Estate	8,711,141	41.7	19,234	22.5

Owner-Occupied	2,443,318	11.7	11,210	13.1
Other Property	1,302,379	6.2	6,529	7.6

Total Commercial Real Estate	12,456,838	59.6	36,973	43.2

Commercial & Industrial	5,185,634	24.8	39,899	46.6

Consumer	3,306,529	15.8	8,699	10.2

Unearned Income	(44,324)	(0.2)	-	-

Total	$20,904,677	100.0%	$85,571	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Dollars in thousands)
	Total Loans		3Q05 vs. 2Q05		3Q05 vs. 3Q04
Loan Type	September 30, 2005	June 30, 2005	% change	September 30, 2004	% change
Commercial Real Estate
Multi-Family	$527,826	526,820	0.2%	$563,195	(6.3)%
Hotels	779,736	804,316	(3.1)	788,160	(1.1)
Office Buildings	797,886	786,262	1.5	724,883	10.1
Shopping Centers	641,620	628,701	2.1	565,994	13.4
Commercial Development	821,660	803,494	2.3	659,350	24.6
Other Investment Property	328,120	330,992	(0.9)	255,169	28.6

Total Investment Properties	3,896,848	3,880,585	0.4	3,556,751	9.6

1-4 Family Construction	1,414,675	1,372,556	3.1	1,093,713	29.3
1-4 Family Perm / Mini-Perm	1,075,143	1,087,763	(1.2)	828,892	29.7
Residential Development	1,345,662	1,219,186	10.4	985,318	36.6

Total 1-4 Family Properties	3,835,480	3,679,505	4.2	2,907,923	31.9

Land Acquisition	978,813	913,488	7.2	886,014	10.5

Total Investment-Related Real Estate	8,711,141	8,473,578	2.8	7,350,688	18.5

Owner-Occupied	2,443,318	2,335,195	4.6	2,180,811	12.0
Other Property	1,302,379	1,202,920	8.3	1,347,030	(3.3)

Total Commercial Real Estate	12,456,838	12,011,693	3.7	10,878,529	14.5

Commercial & Industrial	5,185,634	5,235,982	(1.0)	4,936,453	4.8

Consumer	3,306,529	3,275,924	0.9	3,086,455	7.1

Unearned Income	(44,324)	(43,765)	1.3	(40,381)	9.8

Total	$20,904,677	20,479,834	2.1%	$18,871,056	10.8%

Synovus					11 of 11

CREDIT QUALITY DATA
(Dollars in thousands)	2005			2004		3rd Quarter
	Third	Second	First	Fourth	Third	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Nonperforming Loans	$85,571	79,511	77,308	80,456	79,776	7.3%
Other Real Estate	16,951	24,325	26,658	21,492	25,424	(33.3)
Nonperforming Assets	102,522	103,836	103,966	101,948	105,200	(2.5)
Allowance for Loan Losses	283,557	277,527	273,724	265,745	257,647	10.1

Net Charge-Offs - Quarter	13,608	19,020	11,305	12,757	12,130	12.2
Net Charge-Offs - YTD	43,933	30,325	11,305	41,249	28,492	54.2
Net Charge-Offs / Average Loans - Quarter	0.26%	0.37	0.23	0.27	0.26
Net Charge-Offs / Average Loans - YTD	0.29	0.30	0.23	0.23	0.22

Nonperforming Loans / Loans & ORE	0.41	0.39	0.39	0.41	0.42
Nonperforming Assets / Loans & ORE	0.49	0.51	0.52	0.52	0.56
Allowance / Loans	1.36	1.36	1.36	1.36	1.37

Allowance / Nonperforming Loans	331.37	349.04	354.07	330.30	322.96
Allowance / Nonperforming Assets	276.58	267.27	263.28	260.67	244.91

Past Due Loans over 90 days	16,013	17,163	14,376	18,138	23,178
As a Percentage of Loans Outstanding	0.08	0.08	0.07	0.09	0.12

Total Past Dues	103,005	120,224	122,229	84,458	118,390
As a Percentage of Loans Outstanding	0.49	0.59	0.61	0.43	0.63

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	September 30, 2005	December 31, 2004	September 30, 2004

Tier 1 Capital	$2,598,877	2,369,332	2,279,733
Total Risk-Based Capital	3,632,434	2,935,077	2,837,380
Tier 1 Capital Ratio	10.18	10.04	9.96
Total Risk-Based Capital Ratio	14.22	12.44	12.40
Leverage Ratio	9.99	9.78	9.77

(1) September 30, 2005 information is preliminary.